UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): January 13, 2006

                          THE SPORTS CLUB COMPANY, INC.
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                      1-13290                    95-4479735
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(State or other jurisdiction         (Commission                (IRS Employer
       of incorporation)             File Number)            Identification No.)


     11100 Santa Monica Boulevard, Suite 300, Los Angeles, California 90025
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(Address of principal executive offices)                              (Zip Code)


               Registrant's telephone number, including area code:
                                 (310) 479-5200


                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A-2 below):

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13 e-4(c))

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Item 2.01  Completion of Acquisition or Disposition of Assets

     On January 13, 2006, The Sports Club Company, Inc. (the "Company") completed the sale of five of its nine sports and fitness Clubs to an affiliate of Millennium Entertainment Partners ("Millennium") for $80 million. Concurrent with the asset sale, the Company also completed a $60 million financing of The Sports Club/LA - Los Angeles property. Proceeds from these transactions were used to retire the Company's $100 million Senior Secured Notes that were due to mature in March 2006.

     The Clubs sold to Millennium include the Company's interest in Reebok Sports Club/NY, and The Sports Club/LA in Washington D.C., Boston, San Francisco and the Upper East Side in New York. The Company's management agreement covering the Club in Miami was also terminated. The Company received $50.0 million in cash from the sale (before transaction related costs) and received two Notes from Millennium for the remaining $30.0 million. The first note of $22.2 million is due on January 31, 2006 and is secured by the two Clubs in New York that were sold to Millennium. The second Note of $7.8 million is due in 2013 and is secured by a pledge of the Company's Series C and Series D Preferred Stock owned by Millennium. Both Notes are also guaranteed by an affiliate of Millennium. Following the sale, the Company continues to own and operate four Clubs: The Sports Club/LA - Los Angeles, The Sports Club/LA - Beverly Hills, The Sports Club/LA - Orange County and The Sports Club/LA - New York at Rockefeller Center.

     Millennium and its affiliates hold approximately 37% of the Company's outstanding Common Stock, 40% of the Company's outstanding Series C Preferred
Stock and approximately 15% of the Company's outstanding Series D Preferred Stock. Chris Jeffries, a director of the Company, is the founder and managing partner of Millennium.

     The financing of The Sports Club/LA - Los Angeles was provided by Bank of America, N.A. The mortgage note, which matures in January 2016, is secured by all of the real estate and other assets at The Sports Club/LA - Los Angeles, bears interest at 6.48% and requires monthly payments of principal and interest over a twenty-five year amortization period.

     The  information  in  this  report  and  the  exhibit  hereto  may  contain
"forward-looking statements" that are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995 and otherwise may be protected. Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties that could cause actual results to differ materially. Please refer to the Company's annual report on Form 10-K filed on September 30, 2005 with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.



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Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an
Off Balance Sheet Arrangement of Registrant

     As described in Item 2.01, on January 13, 2006, the Company entered into a Loan Agreement with Bank of America, N.A., pursuant to which the Company borrowed $60 million. The Company is required to make monthly principal, interest and escrow payments of $490,806. Rex Licklider, the Company's Chief Executive Officer and D. Michael Talla, a founder and Chairman of the Board of the Company, executed limited guarantees under which the lender would have recourse to Messrs. Talla and Licklider in certain circumstances. The Company, Millennium and Kayne Anderson, a principal shareholder of the Company, have agreed to indemnify Messrs. Licklider and Talla under certain circumstances for losses under their guarantees.

Item 9.01 Financial Statements and Exhibits

(b) Pro forma financial information

     Any required pro forma financial information required pursuant to Article 11 of Regulation S-X shall be filed by amendment to this Form 8-K.

(c)  Exhibits

     99.1  Press Release dated January 16, 2006.

     Various agreements signed to complete these two transactions will be filed by amendment to this Form 8-K.




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                                   Signatures

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:    January 20, 2006                     THE SPORTS CLUB COMPANY, INC.


                                               By:    /s/ Timothy M. O'Brien
                                                  --------------------------
                                                       Timothy M. O'Brien
                                                       Chief Financial Officer




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                                                                    EXHIBIT 99.1






                                  NEWS RELEASE




For Immediate Release                           CONTACT: Rex Licklider
                                                Chief Executive Officer
                                                The Sports Club Company, Inc.
                                                (310) 479-5200



                     THE SPORTS CLUB COMPANY, INC. ANNOUNCES
                         ASSET SALE AND DEBT REFINANCING



LOS  ANGELES,  CA (January  16,  2006) - The Sports Club  Company,  Inc.  (Stock
Symbol: SCYL) today announced that it has completed the sale of five of its nine sports and fitness Clubs to an affiliate of Millennium Entertainment Partners ("Millennium") for $80 million. Concurrent with the asset sale, the Company also completed a $60 million financing of the Sports Club/LA - Los Angeles property. Proceeds from these transactions were used to retire the Company's $100 million Senior Secured Notes that were due to mature in March 2006.

The Clubs sold to Millennium include the Company's interest in Reebok Sports Club/NY, and The Sports Club/LA in Washington D.C., Boston, San Francisco and the Upper East Side in New York. The Company's management agreement covering the Club in Miami was also terminated. The Company received $50.0 million in cash from the sale (before transaction related costs) and received two Notes from Millennium for the remaining $30.0 million. The first note of $22.2 million is due on January 31, 2006 and is secured by the two Clubs in New York that were sold

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to Millennium.  The second Note of $7.8 million is due in 2013 and is secured by a pledge of the Company's Series C and Series D Preferred Stock owned by Millennium. Both Notes are also guaranteed by an affiliate of Millennium. Following the sale, the Company continues to own and operate four Clubs: The Sports Club/LA - Los Angeles, The Sports Club/LA - Beverly Hills, The Sports Club/LA - Orange County and The Sports Club/LA - New York at Rockefeller Center.

The financing of The Sports Club/LA - Los Angeles was provided by Bank of America, N.A. The mortgage note, which matures in January 2016, is secured by all of the real estate and assets at The Sports Club/LA - Los Angeles, bears interest at 6.48% and requires monthly payments of principal and interest over a twenty-five year amortization period.

"These two transactions combined with the retirement of our Senior Secured Notes place the Company in a substantially strengthened financial position and provide the basis for our future growth and development," stated Rex A. Licklider, Chief Executive Officer. "We continue to own and control The Sports Club/LA brand and as part of our agreement with Millennium, have given our members continued access to all ten Clubs for the foreseeable future. We plan on immediately investing approximately $5.0 million to further enhance the four Clubs we continue to own ensuring their position as the finest sports and fitness complexes in the world," added Mr. Licklider.

All statements in this press release other than statements of historical fact are forward looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in this press release. The forward looking statements speak only as of the date of this press release, and the Company expressly disclaims any obligations to release publicly any update or revision to any forward looking statement contained herein if there are changes in the Company's expectations or if any events, conditions or circumstances on which any such forward looking statement is based.

The Sports Club Company, based in Los Angeles, California owns and operates luxury sports and fitness complexes nationwide under the brand name "The Sports Club/LA."


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